EXHIBIT E-4

                                    Exhibit A
                    To U.S. Non-Utility Money Pool Agreement


                                  FORM OF NOTE


         FOR VALUE RECEIVED, the undersigned, __________ the ("Borrower"), hereby promises to pay to the order of LG&E Energy Services Inc., as administrator of the Utility Money Pool as defined in the Money Pool Agreement (as defined below), at its principal office in Louisville, Kentucky, on demand, the principal amount outstanding from time to time under that certain U.S. Non-Utility Money Pool Agreement dated as of _________, 200_ by and among E.ON AG, E.ON North America Inc., Fidelia Inc., LG&E Energy Corp., LG&E Energy Services Inc., as administrator, the undersigned, and each of the other non-utility subsidiaries whose name appears on the signature pages thereof (the "Money Pool Agreement"). The principal amount outstanding under this note shall bear interest, calculated daily, at a rate determined in accordance with the Money Pool Agreement. The undersigned hereby authorizes the administrator to record on the grid on the reverse side hereof or attached hereto, or in a similar electronic record, the date and amount of each advance under the Money Pool Agreement and each payment made on account of the principal thereof. The principal amount outstanding as set forth in such record shall be rebuttable presumptive evidence of the principal amount owing and unpaid on this note. This note may be prepaid in full at any time or in part from time to time, without premium or penalty.


Date: ______________________

                                             __________________________________


                                             By:      __________________________
                                             Name:    __________________________
                                             Title:   __________________________

                                SCHEDULE TO NOTE

           Amount of          Loan                     Principal Amount
Date       Loan               Repayment                Outstanding

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